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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported)  December 12, 2000
                                                  -----------------

                               DCB Financial Corp.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Ohio                             0-22387              31-1469837
         ----                             -------              ----------
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)

     41 N. Sandusky,    Delaware, Ohio                   43015
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(Address of Principal Executive Offices)                (Zip Code)

Registrant's Telephone Number, including Area Code   (740) 363-1133
                                                   ----------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On December 12, 2000 DCB Financial Corp. distributed the letter to its shareholders which is included as Exhibit 99 hereto.

ITEM 7.  FINANCIAL STATEMENTS,
         PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (a)      Not applicable.
         (b)      Not applicable.
         (c)      The following exhibits are included with this Report:

                  Exhibit 99. Letter to Shareholders, dated December 11, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Dated:  December 12, 2000.                  DCB Financial Corp.

                                            /s/ Donald R. Blackburn
                                            ----------------------------
                                            Donald R. Blackburn
                                            Vice President and Secretary